Exhibit 99.1

Deloitte LLP 2 New Street Square London EC4A 3BZ Phone: +44 (0)20 7936 3000 www.deloitte.co.uk

Private and Confidential

Agreed-upon procedures report of factual findings - Proposed issue by Newday Funding Master Issuer PLC of Series 2026-2 of credit card receivables-backed floating rate and/or fixed rate notes (the “Issue”)

The Directors
Newday Funding Master Issuer PLC
10th Floor, 5 Churchill Place
London
E14 5HU
United Kingdom
(the “Issuer”)

The Directors
Newday Funding Transferor Ltd
7 Handyside Street
London
N1C 4DA
United Kingdom
(the “Transferor”)

NewDay Cards Ltd
7 Handyside Street
London
N1C 4DA
United Kingdom
(“NewDay Cards”, the “Co-Arranger”)

BNP Paribas
16 boulevard des Italiens
Paris
75009
(“BNPP”)

J.P. Morgan Securities plc
25 Bank Street
Canary Wharf
London
E14 5JP
(“JPM”, and together with BNPP, the “Arrangers”)

Banco Santander, S.A.
Ciudad Grupo Santander
Edificio Encinar
Avenida de Cantabria s/n
28660 Boadilla del Monte
Madrid
Spain
(“Santander”)

Deloitte LLP is a limited liability partnership registered in England and Wales with registered number OC303675 and its registered office at 1 New Street Square, London, EC4A 3HQ, United Kingdom.

Deloitte LLP’s affiliate (Deloitte Management Services Limited) is a shareholder in Deloitte EMEA BV (Deloitte EMEA). Deloitte EMEA is a member firm of Deloitte Touche Tohmatsu Limited (DTTL). DTTL and Deloitte EMEA do not provide services to clients. Services may be provided by other Deloitte entities within the global network of member firms, each of which are separate and independent legal entities. Please see www.deloitte.com/about to learn more about our global network of member firms.

© 2026 Deloitte LLP. All rights reserved.

Standard Chartered Bank
1 Basinghall Avenue
London
EC2V 5DD
(“Standard Chartered”, and together with BNPP, JPM and Santander, the “Joint Lead Managers”)

and the other Managers (as defined in Appendix 1 of the Engagement Letter)

Purpose of this agreed-upon procedures report

We have performed the following agreed-upon procedures in accordance with our engagement letter dated 16 October 2026 (the “Engagement Letter”). The agreed-upon procedures were performed solely for the purpose of assisting you in evaluating the validity of certain characteristics of the loan pool (the “Loan Pool”) of certain credit card receivables (the “Purpose”) and may not be suitable for another purpose.

This report (the “Report”) is addressed to the Directors of the Issuer, the Transferor, the Arrangers, the Joint Lead Managers and to each of the Managers identified in Appendix 1 of the Engagement Letter who have agreed to participate in the Issue provided they have validly authorised the relevant Arranger to accept the Engagement Letter on their behalf. Together with the Arrangers and the Joint Lead Managers, they are referred to as the “Managers”.

Our responsibilities

We have conducted the agreed-upon procedures engagement in accordance with Standards for Investment Reporting 1000, Investment Reporting Standards Applicable to all Engagements in Connection with an Investment Circular, issued by the Financial Reporting Council.

Professional ethics

We conducted our engagement with integrity and objectivity and complied with specific requirements to meet ethical, professional, and regulatory standards. We complied with the ethical requirements of the ICAEW Code of Ethics and the International Code of Ethics for Professional Accountants.

For the purpose of this engagement, there were no independence requirements with which we were required to comply.

Quality management

Our firm applies International Standard on Quality Management (UK) 1, Quality management for firms that perform audits or reviews of financial statements, or other assurance or related services engagements, and accordingly, maintains a comprehensive system of quality management including documented policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Procedures and findings

We have performed the procedures described below, as defined in Appendix 3 of the Engagement Letter (the “Agreed-upon Procedures”).

The Transferor provided us with a data file ‘OB_FINAL_OUTPUT_AUP_List_30APR2026.csv’ (the “First Pool Run”) containing an account number for each of the 1,838,824 credit card receivables in the Loan Pool.

A random sample of 459 credit card receivables was selected from the First Pool Run (the “Sample”) using the sampling approach below.

The Transferor then provided the data file ‘DT_ob_2026_sample_479.xlsx’ (the “Sample Pool”) containing information for each credit card receivable in the Sample as at 30 April 2026 (the “Cut-off Date”).

We have carried out the Agreed-upon Procedures on the Sample Pool during the period 7 May to 28 May 2026.

Approach to sampling

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed-upon procedures in relation to certain characteristics of a random sample of individual credit card receivables. In this case the Agreed-upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 1.1 to 1.11 under the Agreed-upon Procedures sections below, have been limited to confirming that the selected attribute from the Sample Pool information relating to the First Pool Run agreed to the original credit card receivable documentation or copies thereof provided to us in the  credit card receivable file. We are entitled to assume that the documentation is correct, and we have not sought to independently verify this information. The documentation used in these Agreed-upon Procedures was the First Vision and Stratus systems (together, the “System”), Credit Agreement and Experian screenshot.

Objectives

The sample sizes chosen were designed with the objective of us being able to state that there is a 99% confidence that not more than 1% of the population of the First Pool Run contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have recalculated the percentage errors that there might be in the First Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purpose of the Issue.

1.	Agreed-upon Procedures

For each credit card receivable in the Sample Pool, we carried out the following Agreed-upon Procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this report, the failure of a single attribute is termed an error. We report our findings, which are the factual results of the Agreed-upon Procedures performed:

1.1.	Primary Cardholder’s Name

1.1.1.
For each loan in the Sample Pool, we confirmed whether the primary cardholder’s full name shown in the Sample Pool substantially agreed to the primary cardholder’s full name on the Credit Agreement or Experian screenshot. Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred. We found that the primary cardholder’s full name substantially agreed to the Credit Agreement or Experian screenshot, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.1.2.
For each loan in the Sample Pool, we confirmed whether the primary cardholder’s full name shown in the Sample Pool substantially agreed to the primary cardholder’s full name on the System. Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred. We found that the primary cardholder’s full name substantially agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.2.	Postcode

1.2.1.
For each loan in the Sample Pool, we confirmed whether the primary cardholder’s postcode shown in the Sample Pool agreed to the postcode on the System.  We found that the primary cardholder’s postcode agreed to the System, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.2.2.
For each loan in the Sample Pool, we confirmed whether the primary cardholder’s postcode shown in the Sample Pool agreed to the postcode on the Credit Agreement or the Experian screenshot. We found that the primary cardholder’s postcode agreed to the Credit Agreement or the Experian screenshot, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.3.	Aged over 18

For each loan in the Sample Pool, we confirmed whether the primary cardholder’s age was greater than 18 years old on the account opened date by calculating the difference between the date of birth shown on the Experian screenshot and the account opened date. We found that the primary cardholder was aged over 18 years on the account opened date, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.4.	Account Number

For each loan in the Sample Pool, we confirmed whether the account number shown in the Sample Pool agreed to the account number on the System. We found that the account number agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.5.	Account Opened Date

For each loan in the Sample Pool, we confirmed whether the account opened date shown in the Sample Pool agreed to the account opened date on the System.  We found that the account opened date agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.6.	Purchase Interest Rate (Retail APR)

For each loan in the Sample Pool, we confirmed whether the primary cardholder’s card purchase interest rate shown in the Sample Pool agreed to the purchase interest rate on the System, to within 0.055%. We found that the purchase interest rate agreed to the System, to within 0.055%, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.7.	Cash APR

For each loan in the Sample Pool, we confirmed whether the primary cardholder’s card cash APR shown in the Sample Pool agreed to the cash APR on the System, to within 0.055%. In instances of frozen accounts where there has never been a cash withdrawal or accounts that are in persistent debt, we confirmed whether the cash APR shown in the Sample Pool agreed to the purchase APR shown on the System. We found that the cash APR agreed to the System, to within 0.055%, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.8.	Credit Limit

For each loan in the Sample Pool, we confirmed whether the primary cardholder’s credit limit shown in the Sample Pool agreed to the credit limit on the System, rounded to within £1. We found that the credit limit agreed to the System, rounded to within £1, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.9.	Current Balance

For each loan in the Sample Pool, we confirmed whether the current balance shown in the Sample Pool agreed to the current balance shown on the System as at the Cut-off Date. We found that the current balance agreed to the System as at the Cut-off Date, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.10.	Arrears

For each loan in the Sample Pool, we confirmed whether the number of cycles in arrears as at the Cut-off Date shown in the Sample Pool, agreed to the number of cycles in arrears on the System. We found that the number of cycles in arrears as at the Cut-off Date agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.11.	Brand

For each loan in the Sample Pool, we confirmed whether the brand (Aqua, BIP, Fluid, Marbles, Opus) shown in the Sample Pool, agreed to the brand on the System. We found that the brand agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.	Eligibility criteria

The management of the Transferor provided the data file ‘D2C_ESMA_NRT_Data_Full_31Aug2026.csv’ (the “Eligibility Data File”), containing information in respect of the Loan Pool as at 31 August 2026 (the “Cut-off Date”). For the avoidance of doubt, we have not independently verified the data in the Eligibility Data File. We used the Eligibility Data File to confirm whether certain eligibility criteria (as listed below which the Transferor has identified as required to be met for the purpose of the Issue) had been met.

These procedures performed were as follows:

•	the originator of each account was Newday Funding Transferor Ltd
•	each account is payable in pounds sterling

We confirmed that each loan in the Eligibility Data File agreed to the above criteria, with no exception.

Limitations

The scope of our work in preparing this Report was limited solely to those procedures set out above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed.

You are responsible for determining whether the scope of our work specified is sufficient for your purposes or that our procedures cover the relevant requirements of Chapter 2.2 of the FCA Securitisation Sourcebook and, to the extent applicable, Part 4 of The Securitisation Regulations 2024 and we make no representation regarding the sufficiency of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the Recipient Parties.

The Agreed-upon Procedures we performed did not constitute an audit, review or an assurance engagement of any kind and consequently we do not express any assurance on the characteristics of the Loan Pool. We did not subject the information contained in this Report or given to us by the Issuer and/or the Transferor to checking or verification procedures except to the extent expressly stated above. This is normal practice when carrying out such limited scope procedures, but contrasts significantly with, for example, an audit. The procedures we performed were not designed to and are not likely to reveal fraud.

Had we performed additional procedures, or had we performed an audit, review or assurance engagement of the Loan Pool in accordance with International Standards on Auditing, International Standards on Review Engagements, International Standards on Assurance Engagements (or relevant national standards or practices), other matters might have come to our attention that would have been reported to you.

The procedures in this Report have not been undertaken in contemplation of the professional standards of the American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly this Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. This Report may be used by a Managers in connection with the Purpose to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of this Report.

Use of Report

This Report is provided to you solely for your private information under the terms of our Engagement Letter and solely for the purpose of performing certain agreed-upon procedures on certain credit card receivables. This Report may not be recited or referred to in any other document, copied nor made available (in whole or in part) to any other party other than the Recipient Parties nor may the fact of the engagement and our name in connection with the engagement be disclosed, without our prior express written consent (which shall not be unreasonably withheld or delayed). Nothing in this Report shall prevent you from disclosing this Report to your professional advisers (but without creating any duty or liability to them on our part) or as may be required by any legal, professional or regulatory requirement. This Report may also be disclosed to any entity which is controlling, controlled by, or under common control with, a Recipient Party (an “Affiliate”) for internal information or internal discussion purposes only in connection with the Issue and their respective directors, officers, partners or employees (each an “Affiliate Party”) on a need to know basis provided that you ensure that such parties to whom this Report is made available understand and accept that (a) this Report is confidential and must not be disclosed to any other party without our prior written consent, except where required by law, court order or regulatory authority, (b) in respect of personal data, they are required to comply with the Data Protection Legislation, (c) this Report is provided for their information (but without creating any duty or liability to them on our part) solely for the purpose of advising you in connection with the Issue and (d) if they place reliance on this Report they will do so at their own risk and have no recourse to the Deloitte parties ((a) to (d) together the “Recipient Obligations”). Each Recipient Party accepts responsibility for any non-compliance with the Recipient Obligations by any of its own Affiliate Parties.

We acknowledge that you have indicated that you may request that we give access to this Report to certain rating agencies and/or Prime Collateralised Securities (PCS) UK Limited (“PCS”) on a non-recourse basis. In preparing and signing this Report, we accept no duty, responsibility or liability to any other party (including any rating agency and/or PCS). Where we are willing to give the written consent referred to above, we will require as a condition of that consent (i) your written authorisation to release this Report and (ii) that the other person or entity agrees in writing in a form acceptable to us (a) to keep this Report, the fact of our engagement and our name in connection with the engagement confidential, except as otherwise agreed in writing between us; and (b) that this Report is provided to them solely for their information and was not prepared with their interests in mind and that accordingly we do not owe, accept or assume any duty of care, responsibility or liability to them in connection with this Report or the engagement.

In the event that Deloitte provides to the Issuer and the Transferor a Form ABS Due Diligence-15E executed by Deloitte applicable to the services performed hereunder (such form, including, without limitation, any attachments thereto, the “Form 15E”), such Form 15E will not be used by or circulated, quoted, disclosed, or distributed (including, without limitation, by attribution) to, nor will reference to such form be made to, anyone; however, the Issuer and the Transferor shall provide access to the electronic copy of such Form 15E in its entirety, solely to Nationally Recognized Statistical Rating Organizations (as defined in rules promulgated by the Securities and Exchange Commission (the “SEC”)) (“NRSROs”) that have access to the secure password-protected Internet Web site required to be maintained under Rule 17g-5 of the Exchange Act (the “17g-5 Website”) by posting such Form 15E to the 17g-5 Website.

Additionally, the Issuer or the Transferor may file a copy of this Report on the United States Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to this Report whether via EDGAR or otherwise. This Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care, responsibility or liability to any other party that obtains access to this Report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of this Report.

Other than those who have validly accepted the Engagement Letter, we will not accept any duty, responsibility or liability to any party to whom this Report is shown or into whose hands it may come.

Deloitte LLP
20 October 2026
United Kingdom